UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 10, 2024 (May 6, 2024)

Date of Report (Date of earliest event reported)

Truist Financial Corporation

(Exact name of registrant as specified in its charter)

Commission file number: 1-10853

North Carolina	56-0939887
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

214 North Tryon Street Charlotte, North Carolina	28202
(Address of principal executive offices)	(Zip Code)

(336) 733-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5 par value	TFC	New York Stock Exchange
Depositary Shares each representing 1/4,000th interest in a share of Series I Perpetual Preferred Stock	TFC.PI	New York Stock Exchange
5.853% Fixed-to-Floating Rate Normal Preferred Purchase Securities each representing 1/100th interest in a share of Series J Perpetual Preferred Stock	TFC.PJ	New York Stock Exchange
Depositary shares each representing 1/1,000th interest in a share of Series O Non-Cumulative Perpetual Preferred Stock	TFC.PO	New York Stock Exchange
Depositary Shares each representing 1/1,000th interest in a share of Series R Non-Cumulative Perpetual Preferred Stock	TFC.PR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets

As previously disclosed in the Current Report on Form 8-K filed by Truist Financial Corporation (the “Company”) with the Securities and Exchange Commission (the “SEC”) on February 20, 2024 (the “Initial Form 8-K”), on February 20, 2024, Truist Bank, a North Carolina-chartered state nonmember bank (“Truist”) and wholly owned subsidiary of the Company, entered into an Equity Interest Purchase Agreement (as amended, the “Purchase Agreement”) with Trident Butterfly Investor, Inc., a Delaware corporation (“Buyer Entity 1”), Panther Blocker I, Inc., a Delaware corporation (“Buyer Entity 2”), Panther Blocker II, Inc., a Delaware corporation (together with Buyer Entity 1 and Buyer Entity 2, the “Buyer Entities”), Truist TIH Holdings, Inc., a Delaware corporation (“Truist Holdings”), Truist TIH Partners, Inc., a Delaware corporation (“Truist Partners”), TIH Management Holdings, LLC, a Delaware limited liability company (“Management Holdings”), TIH Management Holdings II, LLC, a Delaware limited liability company (together with Truist, Truist Holdings, Truist Partners and Management Holdings, the “Truist Parties”), and Truist Insurance Holdings, LLC, a Delaware limited liability company (“Truist Insurance”), pursuant to which, and subject to the terms and conditions set forth in the Purchase Agreement, Truist will (i) transfer its remaining equity interests in Truist Insurance to an investor group led by Stone Point Capital LLC, Clayton, Dubilier & Rice, LLC and Mubadala Investment Company for a purchase price that implies an enterprise value for Truist Insurance of $15.5 billion and (ii) receive after-tax cash proceeds of approximately $10.1 billion, reflecting certain adjustments (the “Transaction”).

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement filed as Exhibit 2.1 to the Initial Form 8-K, which agreement is incorporated herein by reference in its entirety.

On May 6, 2024, Truist, Truist Holdings, Truist Partners, Truist Insurance, Buyer Entity 1 and Buyer Entity 2 entered into the second amended and restated limited liability company agreement of Truist Insurance, pursuant to which, and subject to the terms and conditions set forth therein, among other things, the parties made modifications to reflect a recapitalization of the interests of Truist Insurance based on business line (the “Recapitalization”). Also on May 6, 2024, the Truist Parties, the Buyer Entities and Truist Insurance entered into an amendment to the Purchase Agreement (the “Amendment”), pursuant to which, and subject to the terms and conditions set forth therein, among other things, the parties made modifications to the Purchase Agreement to reflect the Recapitalization.

The foregoing description of the Amendment does not purport to be complete, and the foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

On May 6, 2024, the parties consummated the Transaction.

The Purchase Agreement and the Amendment have been incorporated by reference to provide investors with information regarding their respective terms. They are not intended to provide any other factual information about the Company, the Truist Parties, Truist Insurance or the Buyer Entities. In particular, the assertions embodied in the representations and warranties in the Purchase Agreement were made as of a specified date, are modified or qualified by information in a confidential disclosure letter prepared in connection with the execution and delivery of the Purchase Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to shareholders, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Purchase Agreement are not necessarily characterizations of the actual state of facts about the Company, the Truist Parties, Truist Insurance or the Buyer Entities at the time they were made or otherwise and should only be read in conjunction with the other information that the Company makes publicly available in reports, statements and other documents filed with the SEC.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the completion of the Transaction, effective May 6, 2024, Mr. John M. Howard departed from the Company to continue serving as Chief Executive Officer of Truist Insurance.

Item 9.01	Financial Statements and Exhibits

(b)  Pro Forma Financial Information.

The unaudited pro forma consolidated statement of income for the year ended December 31, 2023, and the unaudited pro forma consolidated balance sheet as of March 31, 2024 and related notes thereto, are attached as Exhibit 99.1 and incorporated by reference into this Item 9.01.

(d) Exhibits.

Exhibit No.	Description of Exhibits

2.1	Amendment No. 1 to Equity Interest Purchase Agreement, dated as of May 6, 2024, by and among Trident Butterfly Investor, Inc., Panther Blocker I, Inc., Panther Blocker II, Inc., Truist Bank, Truist TIH Holdings, Inc., Truist TIH Partners, Inc., TIH Management Holdings, LLC, TIH Management Holdings II, LLC and Truist Insurance Holdings, LLC*

99.1	Unaudited Pro Forma Consolidated Financial Statements

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

*

Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUIST FINANCIAL CORPORATION
(Registrant)

By:	/s/ Cynthia B. Powell
Name:	Cynthia B. Powell
Title:	Executive Vice President and Corporate
Controller

Date: May 10, 2024